SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456


                                                                January 3, 2002

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549

Re:      First Focus Funds, Inc. (f/n/a First Omaha Funds, Inc.)
         File Number  33-85982

Ladies and Gentlemen:

On behalf of the First Focus Funds, Inc., and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached please find a supplement dated January 3, 2002 to the Institutional Class Prospectus dated July 31, 2001.



                                                               ----------------
                                                               Laurie V. Brooks
                                                           SEI Legal Department

                                FIRST FOCUS FUNDS
                      INSTITUTIONAL CLASS SHARES PROSPECTUS

                        SUPPLEMENT DATED JANUARY 3, 2002
                  TO THE INSTITUTIONAL CLASS SHARES PROSPECTUS
                               DATED JULY 31, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

1. The following disclosure is inserted into the Fee Table on Page 31 at the end of footnote (1) under the heading titled "Expenses":

         The adviser will cease the waiver of its advisory fee with respect to the Growth Opportunities Fund commencing January 15, 2002.

2. On Page 35, the caption immediately below the heading "Buying Shares" is revised to read: "IF YOU ARE OPENING A NEW ACCOUNT".

3. The second paragraph on Page 35 under the heading "Through Other Institutions" is deleted in its entirety and replaced with the following:

         IF YOU ALREADY OWN INSTITUTIONAL CLASS SHARES:

         You can buy First Focus Institutional Class Shares through First National Bank of Omaha or its affiliates, your broker/dealer, or other institutions, as previously explained. If you do not currently have a relationship with such an institution you can buy Institutional Class Shares by mail or by wire, as explained below.

4. The first sentence in the paragraph titled "Auto Withdrawal Plan" on Page 36 is deleted and replaced with the following:

         You can redeem shares automatically every month or quarter and have a check for a specified amount mailed to you.


5. On page 37, under the heading "Dividends and Taxes", the paragraph titled "Dividends" is deleted in its entirety and replaced with the following:

         The Money Market Fund, the Bond Fund, the Short/Intermediate Bond Fund, the Income Fund, and the Nebraska Tax-Free Fund and Colorado Fund (together, the "Tax-Free Funds") declare income dividends daily and pay them monthly. For the Money Market Fund, to be eligible to receive dividends declared on the day you purchase your shares, the Fund must receive your order and federal funds (readily available funds) before the time that the Fund calculates its NAV. The other Funds declare and pay dividends monthly, generally during the last week of each month.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE